UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 10, 2003
                                                 -----------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




       DELAWARE                                                   46-0476193
----------------------------      ----------------------    --------------------
(State or other jurisdiction           (File number)         (I.R.S. Employer
    of incorporation)                                        Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                        92590
---------------------------------------               --------------------------
(Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code:   (909) 694-9940
                                                      --------------------------


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          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (C)      Exhibits

                    99   Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 10, 2003         TEMECULA VALLEY BANCORP INC.


                                 By:       /S/ Stephen H. Wacknitz
                                          --------------------------------------
                                          Stephen H. Wacknitz
                                          President and Chief Executive Officer



                                 By:       /S/ DONALD A. PITCHER
                                          --------------------------------------
                                          DONALD A. PITCHER
                                          Senior Vice President
                                          Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION                                 PAGE NO.
-----------     -----------                                 --------

99              Press Release                                  3